UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2025

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, at the Annual Meeting of Stockholders of Nektar Therapeutics (the “Company”) held on May 23, 2025, the Company’s stockholders approved a proposal to amend the Company’s Certificate of Incorporation to effect, at the discretion of the Board of Directors of the Company (the “Board”) on or prior to May 23, 2026, a reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a stock split ratio between 1-for-2 and 1-for-40, with the final ratio to be determined by the Board in its sole discretion.

On May 23, 2025, the Board approved a one-for-fifteen reverse stock split (the “Reverse Stock Split”) of the Company’s Common Stock.

The Reverse Stock Split is expected to become effective on June 8, 2025, at 11:59 p.m. Eastern Time (the “Effective Time”), with shares of Common Stock to begin trading on a split-adjusted basis at market open on June 9, 2025 under the existing symbol “NKTR” and new CUSIP number 640268306. In connection with the Reverse Stock Split, every fifteen shares of Common Stock issued and outstanding as of immediately prior to the Effective Time will be automatically converted into one share of its respective class of Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, any fractional shares resulting from the Reverse Stock Split will be rounded up at the participant level with The Depository Trust Company, if such shares of Common Stock are held directly or rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the 2017 Amended and Restated Performance Incentive Plan.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which can be identified by words such as: “may,” “will,” “expect,” “continue” and similar references to future periods. All statements, other than statements of historical fact, may be forward-looking statements. They are based on current expectations and projections about future events and are therefore subject to risks and uncertainties, which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations. Therefore, you should not rely on any of these forward-looking statements. The Company does not assume any obligation to update the forward-looking information contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: June 4, 2025	By:	/s/ Mark A. Wilson
Mark A. Wilson
Chief Legal Officer and Secretary

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